Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent the incorporation by reference in the Registration Statements on Form S-8(Nos. 333-92409; 333-92391; 333-38768; 333-38766; 333-38874;
333-59096; 333-71944;  333-101965; and 333-116778) of VA Software Corporation of
our report dated August 20, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


s/PricewaterhouseCoopers LLP

San Jose, California

October 31, 2005


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